Exhibit 99.1

FOR IMMEDIATE RELEASE
Harmonic Announces Second Quarter 2024 Results
Revenue of $138.7 million up 14% quarter over quarter at high end of guidance
Reaffirming Broadband and Video Full Year Revenue Guidance
SAN JOSE, California, July 29, 2024 - Harmonic Inc. (NASDAQ: HLIT) today announced its unaudited results for the second quarter of 2024.
“Our second quarter revenue was at the high end of our guidance range while profitability in both businesses exceeded our expectations,” said Nimrod Ben-Natan, president and chief executive officer of Harmonic. “These results demonstrate strong execution in both our Broadband and Video businesses as we continue to implement our 2024 and long-term growth plans.”
Q2 Financial and Business Highlights
Financial
•Revenue: $138.7 million, compared to $156.0 million in the prior year period
◦Broadband segment revenue: $92.9 million, compared to $97.1 million in the prior year period
◦Video segment revenue: $45.8 million, compared to $58.9 million in the prior year period
•Gross margin: GAAP 52.9% and non-GAAP 53.1%, compared to GAAP 54.5% and non-GAAP 54.7% in the prior year period
◦Broadband segment non-GAAP gross margin: 47.6% compared to 50.5% in the prior year period
◦Video segment non-GAAP gross margin: 64.4% compared to 61.7% in the prior year period
•Operating income (loss): GAAP loss $15.6 million and non-GAAP income $12.2 million, compared to GAAP income $10.0 million and non-GAAP income $18.2 million in the prior year period
•Net income (loss): GAAP net loss $12.5 million and non-GAAP net income of $9.3 million, compared to GAAP net income $1.6 million and non-GAAP net income $14.0 million in the prior year period
•Non-GAAP adjusted EBITDA: $16.1 million income compared to $21.1 million income in the prior year period
•Net income (loss) per share: GAAP net loss per share of $0.11 and non-GAAP net income per share of $0.08, compared to GAAP net income per share of $0.01 and non-GAAP net income per share of $0.12 in the prior year period
•Backlog and deferred revenue of $613.1 million
•Cash: $45.9 million, compared to $71.0 million in the prior year period
Business
•Commercially deployed our cOSTM solution with 118 customers, serving 30.1 million cable modems
•Continuing to diversify our Broadband customer base with the recent announcement that Telecentro, a leading telecommunications operator in Argentina, has selected Harmonic’s industry-leading cOS broadband platform
•First production shipments of our new high-density Pier optical line terminal (OLT) shelf for PON applications
•Increasing Video sales pipeline of larger Appliance and Tier 1 SaaS opportunities

Select Financial Information

	GAAP			Non-GAAP
Key Financial Results	Q2 2024	Q1 2024	Q2 2023	Q2 2024	Q1 2024	Q2 2023
	(Unaudited, in millions, except per share data)
Net revenue	$138.7	$122.1	$156.0	*	*	*
Net income (loss)	$(12.5)	$(8.1)	$1.6	$9.3	$0.4	$14.0
Net income (loss) per share	$(0.11)	$(0.07)	$0.01	$0.08	$0.00	$0.12

Other Financial Information				Q2 2024	Q1 2024	Q2 2023
				(Unaudited, in millions)
Adjusted EBITDA for the quarter (1)				$16.1	$4.1	$21.1
Bookings for the quarter				$72.4	$146.1	$194.7
Backlog and deferred revenue as of quarter end				$613.1	$677.8	$663.8
Cash and cash equivalents as of quarter end				$45.9	$84.3	$71.0
(1) Adjusted EBITDA is a Non-GAAP financial measure. Refer to "Preliminary Adjusted EBITDA Reconciliation" below for a reconciliation to net income (loss), the most comparable GAAP measure.
* Not applicable

Explanations regarding our use of non-GAAP financial measures and related definitions, and reconciliations of our GAAP and Non-GAAP measures, are provided in the sections below entitled “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations”.
Financial Guidance

	Q3 2024 GAAP Financial Guidance
(Unaudited, in millions, except percentages and per share data)	Low			High
	Broadband	Video	Total GAAP	Broadband	Video	Total GAAP
Net revenue	$130	$45	$175	$140	$50	$190
Gross margin %			51.9%			52.9%
Gross profit			$91			$101
Tax rate			24%			24%
Net income			$16			$22
Net income per share			$0.14			$0.19
Shares (1)			117.0			117.0
(1) Diluted shares assumes stock price at $11.29 (Q2 2024 average price).

	2024 GAAP Financial Guidance
(Unaudited, in millions, except percentages and per share data)	Low			High
	Broadband	Video	Total GAAP	Broadband	Video	Total GAAP
Net revenue	$460	$185	$645	$500	$195	$695
Gross margin %			51.4%			53.1%
Gross profit			$332			$369
Tax rate			24%			24%
Net income			$23			$45
Net income per share			$0.19			$0.38
Shares (1)			117.3			117.3
(1) Diluted shares assumes stock price at $11.29 (Q2 2024 average price).

	Q3 2024 Non-GAAP Financial Guidance (1)
(Unaudited, in millions, except percentages and per share data)	Low			High
	Broadband	Video	Total	Broadband	Video	Total
Gross margin %	48.0%	63.0%	51.9%	49.0%	64.0%	52.9%
Gross profit	$63	$28	$91	$69	$32	$101
Adjusted EBITDA(2)	$34	$—	$34	$39	$3	$42
Tax rate			21%			21%
Net income per share			$0.19			$0.24
Shares (3)			117.0			117.0
(1) Refer to “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations on Financial Guidance” below.
(2) Refer to “Net Income to Consolidated Adjusted EBITDA Reconciliation on Financial Guidance” below for a reconciliation to net income, the most comparable GAAP measure.
(3) Diluted shares assumes stock price at $11.29 (Q2 2024 average price).

	2024 Non-GAAP Financial Guidance (1)
(Unaudited, in millions, except percentages and per share data)	Low			High
	Broadband	Video	Total	Broadband	Video	Total
Gross margin %	47.0%	63.0%	51.6%	49.0%	64.0%	53.2%
Gross profit	$216	$117	$333	$245	$125	$370
Adjusted EBITDA(2)	$102	$—	$102	$126	$5	$131
Tax rate			21%			21%
Net income per share (3)			$0.56			$0.75
Shares (3)			117.3			117.3
(1) Refer to “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations on Financial Guidance” below.
(2) Refer to “Net Income to Consolidated Segment Adjusted EBITDA Reconciliation on Financial Guidance” below for a reconciliation to net income, the most comparable GAAP measure.
(3) Diluted shares assumes stock price at $11.29 (Q2 2024 average price).

Conference Call Information
Harmonic will host a conference call to discuss its financial results at 2:00 p.m. PT (5:00 p.m. ET) on Monday, July 29, 2024. The live webcast will be available on the Harmonic Investor Relations website at http://investor.harmonicinc.com. To participate via telephone, please register in advance using this link, https://register.vevent.com/register/BI0a4873336ead4b6c81df331d35635fb3. A replay will be available after 5:00 p.m. PT on the same web site.
About Harmonic Inc.
Harmonic (NASDAQ: HLIT), the worldwide leader in virtualized broadband and video delivery solutions, enables media companies and service providers to deliver ultra-high-quality video streaming and broadcast services to consumers globally. The company revolutionized broadband networking via the industry’s first virtualized broadband solution, enabling operators to more flexibly deploy gigabit internet service to consumers’ homes and mobile devices. Whether simplifying OTT video delivery via innovative cloud and software platforms, or powering the delivery of gigabit internet services, Harmonic is changing the way media companies and service providers monetize live and on-demand content on every screen. More information is available at www.harmonicinc.com.
Legal Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to our expectations regarding: net revenue, gross margins, operating expenses, operating income (loss), Adjusted EBITDA, tax expense and tax rate, and net income (loss) per diluted share. Our expectations regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include, in no particular order, the following: the market and technology trends underlying our Video and Broadband businesses will not continue to develop in their current direction or pace; the possibility that our products will not generate sales that are commensurate with our expectations or that our cost of revenue or operating expenses may exceed our expectations; the impact of general economic conditions on our sales and operations; the mix of products and services sold in various geographies and the effect it has on gross margins; delays or decreases in capital spending in the cable, satellite, telco, broadcast and media industries; customer concentration and consolidation; our ability to develop new and enhanced products in a timely manner and market acceptance of our new or existing products; losses of one or more key customers; risks associated with our international operations; exchange rate fluctuations of the currencies in which we conduct business; risks associated with our cOSTM and VOS product solutions; dependence on various broadband and video industry trends; inventory management; the lack of timely availability or the impact of increases in the prices of parts or raw materials necessary to produce our products; the effect of competition, on both revenue and gross margins; difficulties associated with rapid technological changes in our markets; risks associated with unpredictable sales cycles; our dependence on contract manufacturers and sole or limited source suppliers; and the impact on our business of natural disasters. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic's filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K for the year ended December 31, 2023, our most recent Quarterly Report on Form 10-Q and our Current Reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Harmonic disclaims any obligation to update any forward-looking statements.
Use of Non-GAAP Financial Measures
The Company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP” or referred to herein as “reported”). However, management believes that certain non-GAAP financial measures provide management and other users with additional meaningful financial information that should be considered when assessing our ongoing performance. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, establish operating budgets, set internal measurement targets and make operating decisions.
These non-GAAP measures are not in accordance with, or an alternative for, measures prepared in accordance with generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Harmonic's results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate Harmonic's results of operations in conjunction with the corresponding GAAP measures.

The Company believes that the presentation of non-GAAP measures, when shown in conjunction with the corresponding GAAP measures, provides useful information to investors and management regarding financial and business trends relating to its financial condition and its historical and projected results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, the Company’s reported results prepared in accordance with GAAP.
The non-GAAP measures presented here are: Gross profit, operating expenses, income (loss) from operations, non-operating expenses and net income (loss), Adjusted EBITDA (including those amounts as a percentage of revenue) and net income (loss) per diluted share. The presentation of non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP, and is not necessarily comparable to non-GAAP results published by other companies. A reconciliation of the historical non-GAAP financial measures discussed in this press release to the most directly comparable historical GAAP financial measures is included with the financial statements provided with this press release. The non-GAAP adjustments described below have historically been excluded from our GAAP financial measures.
Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:
Stock-based compensation - Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. We believe that management is limited in its ability to project the impact stock-based compensation would have on our operating results. In addition, for comparability purposes, we believe it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of our core business and to facilitate the comparison of our results to the results of our peer companies.
Restructuring and related charges - Harmonic from time to time incurs restructuring charges which primarily consist of employee severance, one-time termination benefits related to the reduction of its workforce, and other costs. These charges are associated with material business shifts. We exclude these items because we do not believe they are reflective of our ongoing long-term business and operating results.
Non-cash interest expense expenses related to convertible notes and other debt - We record the amortization of issuance costs as non-cash interest expense. We believe that excluding these costs provides meaningful supplemental information regarding operational performance and liquidity, along with enhancing investors’ ability to view the Company’s results from management’s perspective. In addition, we believe excluding these costs from the non-GAAP measures facilitates comparisons to our historical operating results and comparisons to peer company operating results.
Discrete tax items and tax effect of non-GAAP adjustments - The income tax effect of non-GAAP adjustments relates to the tax effect of the adjustments that we incorporate into non-GAAP financial measures in order to provide a more meaningful measure of non-GAAP net income.
Depreciation - Depreciation expense, along with interest, tax and stock-based compensation expense, and restructuring charges, is excluded from Adjusted EBITDA because we do not believe depreciation and the other items relate to the ordinary course of our business or are reflective of our underlying business performance.
Non-recurring advisory fees - There were non-recurring costs that we excluded from non-GAAP results relating to professional accounting, tax and legal fees associated with strategic corporate initiatives.
Lease-related asset impairment and other charges - There were lease-related asset impairment and other charges that we excluded from non-GAAP results relating to the reduction of our leased office space, as we continue to adapt to the changing dynamics of work and seek to optimize value for our business. These charges primarily consist of right-of-use asset impairment and related leasehold improvement impairment, and the fair value of other unrecoverable facility costs due to the intended change in use of certain leased space.
CONTACTS:

Walter Jankovic	David Hanover
Chief Financial Officer	Investor Relations
Harmonic Inc.	Harmonic Inc.
+1.408.490.6152	+1.212.896.1220

Harmonic Inc.
Preliminary Condensed Consolidated Balance Sheets
(Unaudited, in thousands, except par value)

	June 28, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$45,850	$84,269
Restricted cash	2,827	—
Accounts receivable, net	119,999	141,531
Inventories	84,133	83,982
Prepaid expenses and other current assets	31,742	20,950
Total current assets	284,551	330,732
Property and equipment, net	29,603	36,683
Operating lease right-of-use assets	15,244	20,817
Goodwill	237,884	239,150
Deferred income taxes	112,906	104,707
Other non-current assets	33,508	36,117
Total assets	$713,696	$768,206

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Convertible debt	$—	$114,880
Current portion of long-term debt	944	—
Current portion of other borrowings	8,348	4,918
Accounts payable	30,017	38,562
Deferred revenue	53,142	46,217
Operating lease liabilities	6,166	6,793
Other current liabilities	53,284	61,024
Total current liabilities	151,901	272,394
Long-term debt	113,805	—
Other long-term borrowings	5,245	10,495
Operating lease liabilities, non-current	16,594	18,965
Other non-current liabilities	33,343	29,478
Total liabilities	320,888	331,332

Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.001 par value, 150,000 shares authorized; 115,998 and 112,407 shares issued and outstanding at June 28, 2024 and December 31, 2023, respectively	116	112
Additional paid-in capital	2,416,152	2,405,043
Accumulated deficit	(2,013,333)	(1,962,575)
Accumulated other comprehensive loss	(10,127)	(5,706)
Total stockholders’ equity	392,808	436,874
Total liabilities and stockholders’ equity	$713,696	$768,206

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 28, 2024	June 30, 2023	June 28, 2024	June 30, 2023
Revenue:
Appliance and integration	$94,184	$111,127	$175,779	$225,921
SaaS and service	44,556	44,836	85,021	87,691
Total net revenue	138,740	155,963	260,800	313,612
Cost of revenue:
Appliance and integration	50,878	57,437	93,952	117,185
SaaS and service	14,405	13,586	30,310	27,433
Total cost of revenue	65,283	71,023	124,262	144,618
Total gross profit	73,457	84,940	136,538	168,994
Operating expenses:
Research and development	28,784	32,205	59,489	65,714
Selling, general and administrative	39,821	42,773	78,686	82,055
Lease-related asset impairment and other charges	9,000	—	9,000	—
Restructuring and related charges	11,482	—	14,519	83
Total operating expenses	89,087	74,978	161,694	147,852
Income (loss) from operations	(15,630)	9,962	(25,156)	21,142
Interest expense, net	(1,424)	(800)	(2,147)	(1,506)
Other income (expense), net	619	(136)	330	(429)
Income (loss) before income taxes	(16,435)	9,026	(26,973)	19,207
Provision for (benefit from) income taxes	(3,903)	7,471	(6,352)	12,559
Net income (loss)	$(12,532)	$1,555	$(20,621)	$6,648

Net income (loss) per share:
Basic	$(0.11)	$0.01	$(0.18)	$0.06
Diluted	$(0.11)	$0.01	$(0.18)	$0.06
Weighted average shares outstanding:
Basic	115,030	111,462	113,705	111,130
Diluted	115,030	119,255	113,705	118,508

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Six Months Ended
	June 28, 2024	June 30, 2023
Cash flows from operating activities:
Net income (loss)	$(20,621)	$6,648
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	6,311	6,089
Lease related asset impairment and other charges	9,000	—
Stock-based compensation	13,877	13,483
Foreign currency remeasurement	2,469	991
Deferred income taxes, net	(8,897)	1,321
Provision for excess and obsolete inventories	2,152	3,383
Other adjustments	354	1,292
Changes in operating assets and liabilities:
Accounts receivable, net	20,765	(10,392)
Inventories	(3,929)	6,894
Other assets	(6,761)	2,060
Accounts payable	(8,680)	(30,527)
Deferred revenues	6,179	1,223
Other liabilities	(7,553)	(12,717)
Net cash provided by (used in) operating activities	4,666	(10,252)
Cash flows from investing activities:
Purchases of property and equipment	(3,856)	(3,833)
Net cash used in investing activities	(3,856)	(3,833)
Cash flows from financing activities:
Proceeds from long-term debt	115,000	—
Repayment of convertible debt	(115,500)	—
Payments for debt issuance costs	(332)	—
Repurchase of common stock	(30,047)	—
Proceeds from other borrowings	—	3,829
Repayment of other borrowings	(1,334)	(4,721)
Proceeds from common stock issued to employees	3,542	3,084
Taxes paid related to net share settlement of equity awards	(6,252)	(7,643)
Net cash used in financing activities	(34,923)	(5,451)
Effect of exchange rate changes on cash and cash equivalents and restricted cash	(1,391)	981
Net decrease in cash and cash equivalents and restricted cash	(35,504)	(18,555)
Cash and cash equivalents and restricted cash at beginning of period	84,269	89,586
Cash and cash equivalents and restricted cash at end of period	$48,765	$71,031

Cash and cash equivalents and restricted cash at end of period
Cash and cash equivalents	$45,850	$71,031
Restricted cash included in prepaid expenses and other current assets	2,827	—
Restricted cash included in other non-current assets	88	—
Total cash, cash equivalents and restricted cash as shown in the condensed consolidated statement of cash flows	$48,765	$71,031

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Six Months Ended
	June 28, 2024	June 30, 2023
Supplemental cash flow disclosure:
Net cash paid for income taxes	$11,407	$5,008
Cash paid for interest	$1,895	$1,015
Supplemental schedule of non-cash investing activities:
Capital expenditures incurred but not yet paid	$282	$1,189
Supplemental schedule of non-cash financing activities:
Shares of common stock issued upon redemption of the 2024 Notes	4,578	—

Harmonic Inc.
Preliminary GAAP Revenue Information
(Unaudited, in thousands, except percentages)

	Three Months Ended
	June 28, 2024		March 29, 2024		June 30, 2023
Geography
Americas	$109,597	79%	$93,031	76%	$111,407	72%
EMEA	22,680	16%	23,560	19%	36,242	23%
APAC	6,463	5%	5,469	5%	8,314	5%
Total	$138,740	100%	$122,060	100%	$155,963	100%

Market
Service Provider	$104,429	75%	$86,693	71%	$108,703	70%
Broadcast and Media	34,311	25%	35,367	29%	47,260	30%
Total	$138,740	100%	$122,060	100%	$155,963	100%

			Six Months Ended
			June 28, 2024		June 30, 2023
Geography
Americas			$202,628	78%	$227,073	72%
EMEA			46,240	18%	69,183	22%
APAC			11,932	4%	17,356	6%
Total			$260,800	100%	$313,612	100%

Market
Service Provider			$191,122	73%	$226,692	72%
Broadcast and Media			69,678	27%	86,920	28%
Total			$260,800	100%	$313,612	100%

Harmonic Inc.
Preliminary Segment Information
(Unaudited, in thousands, except percentages)

	Three Months Ended June 28, 2024
	Broadband		Video		Total Segment Measures		Adjustments (1)	Consolidated GAAP Measures
Net revenue	$92,937		$45,803		$138,740		$—	$138,740
Gross profit	44,236	(1)	29,494	(1)	73,730	(1)	(273)	73,457
Gross margin %	47.6%	(1)	64.4%	(1)	53.1%	(1)		52.9%

	Three Months Ended March 29, 2024
	Broadband		Video		Total Segment Measures		Adjustments (1)	Consolidated GAAP Measures
Net revenue	$78,897		$43,163		$122,060		$—	$122,060
Gross profit	37,494	(1)	26,569	(1)	64,063	(1)	(982)	63,081
Gross margin %	47.5%	(1)	61.6%	(1)	52.5%	(1)		51.7%

	Three Months Ended June 30, 2023
	Broadband		Video		Total Segment Measures		Adjustments (1)	Consolidated GAAP Measures
Net revenue	$97,096		$58,867		$155,963		$—	$155,963
Gross profit	49,076	(1)	36,303	(1)	85,379	(1)	(439)	84,940
Gross margin %	50.5%	(1)	61.7%	(1)	54.7%	(1)		54.5%

	Six Months Ended June 28, 2024
	Broadband		Video		Total Segment Measures		Adjustments (1)	Consolidated GAAP Measures
Net revenue	$171,834		$88,966		$260,800		$—	$260,800
Gross profit	81,730	(1)	56,063	(1)	137,793	(1)	(1,255)	136,538
Gross margin %	47.6%	(1)	63.0%	(1)	52.8%	(1)		52.4%

	Six Months Ended June 30, 2023
	Broadband		Video		Total Segment Measures		Adjustments (1)	Consolidated GAAP Measures
Net revenue	$197,447		$116,165		$313,612		$—	$313,612
Gross profit	99,366	(1)	70,917	(1)	170,283	(1)	(1,289)	168,994
Gross margin %	50.3%	(1)	61.0%	(1)	54.3%	(1)		53.9%
(1) Segment gross margin and segment gross profit are Non-GAAP financial measures. Refer to “Use of Non-GAAP Financial Measures” above and “GAAP to Non-GAAP Reconciliations" below.

Harmonic Inc.
GAAP to Non-GAAP Reconciliations (Unaudited)
(in thousands, except percentages and per share data)

	Three Months Ended June 28, 2024
	Revenue	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Total Non-operating Expense, net	Net Income (Loss)
GAAP	$138,740	$73,457	$89,087	$(15,630)	$(805)	$(12,532)
Stock-based compensation	—	273	(6,681)	6,954	—	6,954
Restructuring and related charges	—	—	(11,482)	11,482	—	11,482
Non-recurring advisory fees	—	—	(406)	406	—	406
Lease-related asset impairment and other charges	—	—	(9,000)	9,000	—	9,000
Non-cash interest expense related to convertible notes	—	—	—	—	338	338
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(6,369)
Total adjustments	—	273	(27,569)	27,842	338	21,811
Non-GAAP	$138,740	$73,730	$61,518	$12,212	$(467)	$9,279
As a % of revenue (GAAP)		52.9%	64.2%	(11.3)%	(0.6)%	(9.0)%
As a % of revenue (Non-GAAP)		53.1%	44.3%	8.8%	(0.3)%	6.7%
Diluted net income (loss) per share:
GAAP						$(0.11)
Non-GAAP						$0.08
Shares used in per share calculation:
GAAP						115,030
Non-GAAP						116,690

	Three Months Ended March 29, 2024
	Revenue	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Total Non-operating Expense, net	Net Income (Loss)
GAAP	$122,060	$63,081	$72,607	$(9,526)	$(1,012)	$(8,089)
Stock-based compensation	—	522	(6,401)	6,923	—	6,923
Restructuring and related charges	—	460	(3,037)	3,497	11	3,508
Non-recurring advisory fees	—	—	(349)	349	—	349
Non-cash interest expense related to convertible notes	—	—	—	—	229	229
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(2,538)
Total adjustments	—	982	(9,787)	10,769	240	8,471
Non-GAAP	$122,060	$64,063	$62,820	$1,243	$(772)	$382
As a % of revenue (GAAP)		51.7%	59.5%	(7.8)%	(0.8)%	(6.6)%
As a % of revenue (Non-GAAP)		52.5%	51.5%	1.0%	(0.6)%	0.3%
Diluted net income (loss) per share:
GAAP						$(0.07)
Non-GAAP						$0.00
Shares used in per share calculation:
GAAP						112,350
Non-GAAP						118,107

	Three Months Ended June 30, 2023
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income
GAAP	$155,963	$84,940	$74,978	$9,962	$(936)	$1,555
Stock-based compensation	—	439	(5,620)	6,059	—	6,059
Non-recurring advisory fees	—	—	(2,135)	2,135	—	2,135
Non-cash interest expense related to convertible notes	—	—	—	—	223	223
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	3,982
Total adjustments	—	439	(7,755)	8,194	223	12,399
Non-GAAP	$155,963	$85,379	$67,223	$18,156	$(713)	$13,954
As a % of revenue (GAAP)		54.5%	48.1%	6.4%	(0.6)%	1.0%
As a % of revenue (Non-GAAP)		54.7%	43.1%	11.6%	(0.5)%	8.9%
Diluted net income per share:
GAAP						$0.01
Non-GAAP						$0.12
Shares used in per share calculation:
GAAP and Non-GAAP						119,255

	Six Months Ended June 28, 2024
	Revenue	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Total Non-operating Expense, net	Net Income (Loss)
GAAP	$260,800	$136,538	$161,694	$(25,156)	$(1,817)	$(20,621)
Stock-based compensation	—	795	(13,082)	13,877	—	13,877
Restructuring and related charges	—	460	(14,519)	14,979	11	14,990
Non-recurring advisory fees	—	—	(755)	755	—	755
Lease-related asset impairment and other charges	—	—	(9,000)	9,000	—	9,000
Non-cash interest expense related to convertible notes	—	—	—	—	567	567
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	(8,907)
Total adjustments	—	1,255	(37,356)	38,611	578	30,282
Non-GAAP	$260,800	$137,793	$124,338	$13,455	$(1,239)	$9,661
As a % of revenue (GAAP)		52.4%	62.0%	(9.6)%	(0.7)%	(7.9)%
As a % of revenue (Non-GAAP)		52.8%	47.7%	5.2%	(0.5)%	3.7%
Diluted net income (loss) per share:
GAAP						$(0.18)
Non-GAAP						$0.08
Shares used in per share calculation:
GAAP						113,705
Non-GAAP						117,419

	Six Months Ended June 30, 2023
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income
GAAP	$313,612	$168,994	$147,852	$21,142	$(1,935)	$6,648
Stock-based compensation	—	1,289	(12,194)	13,483	—	13,483
Restructuring and related charges	—	—	(83)	83	—	83
Non-recurring advisory fees	—	—	(2,135)	2,135	—	2,135
Non-cash interest expense related to convertible notes	—	—	—	—	446	446
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	5,488
Total adjustments	—	1,289	(14,412)	15,701	446	21,635
Non-GAAP	$313,612	$170,283	$133,440	$36,843	$(1,489)	$28,283
As a % of revenue (GAAP)		53.9%	47.1%	6.7%	(0.6)%	2.1%
As a % of revenue (Non-GAAP)		54.3%	42.5%	11.7%	(0.5)%	9.0%
Diluted net income per share:
GAAP						$0.06
Non-GAAP						$0.24
Shares used in per share calculation:
GAAP and Non-GAAP						118,508

Harmonic Inc.
Calculation of Adjusted EBITDA by Segment (Unaudited)
(In thousands, except percentages)

	Three Months Ended June 28, 2024
	Broadband	Video
Income (loss) from operations (1)	$13,781	$(1,569)
Depreciation	2,133	1,093
Other non-operating income, net	406	213
Adjusted EBITDA(2)	$16,320	$(263)
Revenue	$92,937	$45,803
Adjusted EBITDA margin % (2)	17.6%	(0.6)%

	Three Months Ended March 29, 2024
	Broadband	Video
Income (loss) from operations (1)	$8,594	$(7,351)
Depreciation	1,986	1,099
Other non-operating expenses, net	(179)	(99)
Adjusted EBITDA(2)	$10,401	$(6,351)
Revenue	$78,897	$43,163
Adjusted EBITDA margin % (2)	13.2%	(14.7)%

	Three Months Ended June 30, 2023
	Broadband	Video
Income from operations (1)	$18,066	$90
Depreciation	1,671	1,388
Other non-operating expenses, net	(84)	(52)
Adjusted EBITDA(2)	$19,653	$1,426
Revenue	$97,096	$58,867
Adjusted EBITDA margin % (2)	20.2%	2.4%

	Six Months Ended June 28, 2024
	Broadband	Video
Income (loss) from operations (1)	$22,375	$(8,920)
Depreciation	4,119	2,192
Other non-operating income, net	227	114
Adjusted EBITDA(2)	$26,721	$(6,614)
Revenue	$171,834	$88,966
Adjusted EBITDA margin % (2)	15.6%	(7.4)%

	Six Months Ended June 30, 2023
	Broadband	Video
Income (loss) from operations (1)	$38,179	$(1,336)
Depreciation	3,315	2,774
Other non-operating expenses, net	(255)	(174)
Adjusted EBITDA(2)	$41,239	$1,264
Revenue	$197,447	$116,165
Adjusted EBITDA margin % (2)	20.9%	1.1%
(1) Refer to "Use of Non-GAAP Financial Measures" and "GAAP to Non-GAAP Reconciliations" above.
(2) Adjusted EBITDA and Adjusted EBITDA margin are Non-GAAP financial measures. Refer below for the "Net Income (Loss) to Consolidated Segment Adjusted EBITDA Reconciliation".

Harmonic Inc.
Preliminary Net Income (Loss) to Consolidated Segment Adjusted EBITDA Reconciliation (Unaudited)
(In thousands, except percentages)

	Three Months Ended
	June 28, 2024	March 29, 2024	June 30, 2023
Net income (loss) (GAAP)	$(12,532)	$(8,089)	$1,555
Provision for (benefit from) income taxes	(3,903)	(2,449)	7,471
Interest expense, net	1,424	723	800
Depreciation	3,226	3,085	3,059
EBITDA	(11,785)	(6,730)	12,885

Adjustments
Stock-based compensation	6,954	6,923	6,059
Restructuring and related charges	11,482	3,508	—
Non-recurring advisory fees	406	349	2,135
Lease-related asset impairment and other charges	9,000	—	—
Total consolidated segment adjusted EBITDA (Non-GAAP)	$16,057	$4,050	$21,079
Revenue	$138,740	$122,060	$155,963
Net income (loss) margin (GAAP)	(9.0)%	(6.6)%	1.0%
Consolidated segment Adjusted EBITDA margin (Non-GAAP)	11.6%	3.3%	13.5%

	Six Months Ended
	June 28, 2024	June 30, 2023
Net income (loss) (GAAP)	$(20,621)	$6,648
Provision for (benefit from) income taxes	(6,352)	12,559
Interest expense, net	2,147	1,506
Depreciation	6,311	6,089
EBITDA	(18,515)	26,802

Adjustments
Stock-based compensation	13,877	13,483
Restructuring and related charges	14,990	83
Non-recurring advisory fees	755	2,135
Lease-related asset impairment and other charges	9,000	—
Total consolidated segment adjusted EBITDA (Non-GAAP)	$20,107	$42,503
Revenue	$260,800	$313,612
Net income (loss) margin (GAAP)	(7.9)%	2.1%
Consolidated segment Adjusted EBITDA margin (Non-GAAP)	7.7%	13.6%

Harmonic Inc.
GAAP to Non-GAAP Reconciliations on Financial Guidance (Unaudited)
(In millions, except percentages and per share data)

	Q3 2024 Financial Guidance (1)
	Revenue			Gross Profit			Total Operating Expense			Income from Operations			Net Income
GAAP	$175	to	$190	$91	to	$101	$67	to	$69	$24	to	$32	$16	to	$22
Stock-based compensation expense	—			—			(5)			5			5
Restructuring and related charges	—			—			(1)			1			1
Lease-related impairment and other charges	—			—			(1)			1			1
Tax effect of non-GAAP adjustments	—			—			—			—			(1)	to	—
Total adjustments	—			—			(7)			7			6	to	7
Non-GAAP	$175	to	$190	$91	to	$101	$60	to	$62	$31	to	$39	$22	to	$29
As a % of revenue (GAAP)				51.9%	to	52.9%	38.3%	to	36.3%	13.7%	to	16.8%	9.3%	to	11.6%
As a % of revenue (Non-GAAP)				51.9%	to	52.9%	34.3%	to	32.6%	17.7%	to	20.3%	12.8%	to	15.3%
Diluted net income per share:
GAAP													$0.14	to	$0.19
Non-GAAP													$0.19	to	$0.24
Shares used in per share calculation:
GAAP and Non-GAAP													117.0
(1) Components may not sum to total due to rounding.

	2024 Financial Guidance (1)
	Revenue			Gross Profit			Total Operating Expense			Income from Operations			Net Income
GAAP	$645	to	$695	$332	to	$369	$296	to	$304	$36	to	$65	$23	to	$45
Stock-based compensation expense	—			1			(25)			26			26
Restructuring and related charges	—			—			(15)			15			15
Non-recurring advisory fees	—			—			(1)			1			1
Lease-related impairment and other charges	—			—			(11)			(11)			11
Non-cash interest expense related to convertible notes	—			—			—			—			1
Tax effect of non-GAAP adjustments	—			—			—			—			(12)	to	(11)
Total adjustments	—			1			(52)			31			42	to	43
Non-GAAP	$645	to	$695	$333	to	$370	$244	to	$252	$89	to	$118	$65	to	$88
As a % of revenue (GAAP)				51.4%	to	53.1%	45.9%	to	43.7%	5.6%	to	9.4%	3.6%	to	6.5%
As a % of revenue (Non-GAAP)				51.6%	to	53.2%	37.8%	to	36.3%	13.7%	to	16.9%	10.1%	to	12.7%
Diluted net income per share:
GAAP													$0.19	to	$0.38
Non-GAAP													$0.56	to	$0.75
Shares used in per share calculation:
GAAP and Non-GAAP													117.3
(1) Components may not sum to total due to rounding.

Harmonic Inc.
Calculation of Adjusted EBITDA by Segment on Financial Guidance (Unaudited) (1)
(In millions)

	Q3 2024 Financial Guidance
	Broadband			Video
Income (loss) from operations (2)	$32	to	$37	$(1)	to	$2
Depreciation	2		2	1		1
Segment adjusted EBITDA(3)	$34	to	$39	$—	to	$3

	2024 Financial Guidance
	Broadband			Video
Income (loss) from operations (2)	$93	to	$117	$(4)	to	$1
Depreciation	9		9	4		4
Segment adjusted EBITDA(3)	$102	to	$126	$—	to	$5
(1) Components may not sum to total due to rounding.
(2) Refer to "Use of Non-GAAP Financial Measures" and "GAAP to Non-GAAP Reconciliations on Financial Guidance" above.
(3) Segment Adjusted EBITDA is a Non-GAAP financial measure. Refer below for the "Net income to Consolidated Segment Adjusted EBITDA reconciliation on Financial Guidance".

Harmonic Inc.
Net Income to Consolidated Segment Adjusted EBITDA Reconciliation on Financial Guidance (Unaudited) (1)
(In millions)

	Q3 2024 Financial Guidance			2024 Financial Guidance
Net income (GAAP)	$16	to	$22	$23	to	$45
Provision for income taxes	5		7	7		14
Interest expense, net	2		2	6		6
Depreciation	3		3	13		13
EBITDA	26	to	34	49	to	78

Adjustments
Stock-based compensation	6		6	26		26
Restructuring and related charges	1		1	15		15
Lease-related impairment and other charges	1		1	11		11
Non-recurring advisory fees	—		—	1		1
Total consolidated segment adjusted EBITDA (Non-GAAP) (2)	$34	to	$42	$102	to	$131
(1) Components may not sum to total due to rounding.
(2) Consolidated Segment adjusted EBITDA is a Non-GAAP financial measure. Refer to "Use of Non-GAAP Financial Measures" above.